SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 1, 2005

                                ACS HOLDINGS INC.
    ------------------------------------------------------------------------
                  Exact Name of Registrant Specified in Charter


                 Nevada                 000-27277             88-0503197
       ---------------------------      ---------            ------------
      (State or Other Jurisdiction     (Commission          (IRS Employer
           of Incorporation)           File Number)        Identification No.)


                   7658 Municipal Dr., Orlando, Florida 32819
               (Address of Principal Executive Offices) (Zip Code)

                                 (407)-226-6866
               Registrant's telephone number, including area code:

          (Former Name or Former Address, if Changed Since Last Report)

                                ACS HOLDINGS INC.

Item 8.01.  Other Events and Regulation FD Disclosure

On March 1, 2005 the Company announced completion of its debt restructuring with investors. The Company issued a Press Release detailing the restructuring.

Item 9.01.  Financial Statement, Pro Forma Financial Information AND

            EXHIBITS.

(c)  Exhibits.

     99.1 Press Release of March 1, 2005.
     99.2 ACS Settlement and Release Agreement

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              By: /s/ Mark Width
                                                                  --------------
                                                                  CEO
                                                                  March 1, 2005

                                  EXHIBIT INDEX

  EXHIBIT   DESCRIPTION
  -------   -----------

   99.1     Press Release March 1, 2005 announcing debt restructuring.
   99.2     ACS Settlement and Release Agreement